                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No.    )


    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



                     DEAN WITTER CONVERTIBLE SECURITIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):


/ /  $125 per Item 22(a)(2) of Schedule 14A under the Exchange Act.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(4) and O-11.
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------


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                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 19, 1995


    A Special Meeting of Shareholders of Dean Witter Convertible Securities Trust ("Convertible Trust") will be held at the Conference Center, 44th Floor, Two World Trade Center, New York, New York 10048, on December 19, 1995 at 9:00 A.M., New York time, for the following purposes:

    1. To consider and vote upon an amendment to Convertible Trust's Plan of Distribution under Rule 12b-1 (the "Amendment"), in connection with the acquisition of the assets of TCW/DW Global Convertible Trust ("Global Convertible"), to authorize explicitly payments of expenses associated with the distribution of shares of an acquired fund (including Global Convertible).

    2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    Shareholders of record as of the close of business on October 20, 1995 are entitled to notice of and to vote at the Meeting. Please read the Proxy Statement carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Convertible Trust recommends a vote in favor of the Amendment. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                          By Order of the Board of Trustees,

                                          SHELDON CURTIS,
                                          SECRETARY


October 25, 1995
New York, New York


                                   IMPORTANT

    YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048


                            ------------------------

                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 19, 1995

    This statement is being furnished to the shareholders of Dean Witter Convertible Securities Trust ("Convertible Trust") in connection with the solicitation of proxies by the Board of Trustees of Convertible Trust (the "Board") for use at the Special Meeting of Shareholders of Convertible Trust to be held on December 19, 1995, and at any adjournments thereof (the "Meeting").

    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in favor of Proposal 1 as set forth in the Notice of Special Meeting of Shareholders. The Board knows of no other business, other than that set forth in the Notice of Special Meeting, that will be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Shares owned of record by a broker-dealer for the benefit of its customers will be voted by the broker-dealer based on instructions received from its customers and will not be voted if no instructions are received. Abstentions and broker "non-votes" will be counted as present for the purpose of determining a quorum and will have the same effect as a vote against Proposal 1. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of Proposal No. 1. A proxy may be revoked at any time prior to its exercise by (i) delivering written notice of revocation to the Secretary of Convertible Trust at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.


    Shareholders as of the close of business on October 20, 1995, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On October 20, 1995 there were 15,627,359 shares of beneficial interest of Convertible Trust outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of Convertible Trust on that date. The Trustees and officers of Convertible Trust, together, owned less than 1% of Convertible Trust's outstanding shares on that date. The percentage ownership of shares of Convertible Trust changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.


    The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by Dean Witter InterCapital Inc. ("InterCapital") and TCW Funds Management, Inc. ("TCW"). The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of Convertible Trust and regular employees of InterCapital. The first mailing of this proxy statement is expected to be made on or about October 25, 1995.



(1) AMENDMENT TO CONVERTIBLE TRUST'S PLAN OF DISTRIBUTION UNDER RULE 12B-1, IN CONNECTION WITH THE ACQUISITION OF THE ASSETS OF TCW/DW GLOBAL CONVERTIBLE TRUST ("GLOBAL CONVERTIBLE"), TO AUTHORIZE EXPLICITLY PAYMENTS OF EXPENSES ASSOCIATED WITH DISTRIBUTION OF SHARES OF AN ACQUIRED FUND (INCLUDING GLOBAL CONVERTIBLE)


    THE INVESTMENT MANAGER AND THE PRINCIPAL UNDERWRITER


    InterCapital  is  Convertible Trust's  investment  manager and  provides all investment advisory, management and administrative services to Convertible Trust. Dean Witter Distributors Inc. ("Distributors" or the "Distributor") is the principal underwriter of Convertible Trust. Both InterCapital and
Distributors are wholly-owned subsidiaries of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products. InterCapital and Distributors both maintain offices at Two World Trade Center, New York, New York 10048.


    BACKGROUND

    The Board has approved an Agreement and Plan of Reorganization dated as of August 24, 1995 (the "Agreement"), between Convertible Trust and TCW/DW Global Convertible Trust ("Global Convertible"). Pursuant to such Agreement, substantially all of the assets of Global Convertible, subject to stated liabilities, will be combined with those of Convertible Trust and shareholders of Global Convertible will become shareholders of Convertible Trust, receiving shares of Convertible Trust with a value equal to the value of their holdings in Global Convertible on the date of such transaction (the "Reorganization"). Convertible Trust's Board has determined that the Reorganization is in the best interests of Convertible Trust and that the interests of existing shareholders will not be diluted as a result thereof. The Reorganization will enable Convertible Trust to acquire investment securities which are consistent with Convertible Trust's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. In addition, economies of scale will be achieved to the extent that various fixed expenses can be spread over a larger base of assets. Consummation of the Reorganization is conditioned upon a number of factors, including the approval by the requisite percentage of Convertible Trust shareholders of an amendment to Convertible Trust's amended and restated plan of distribution under Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") with the Distributor, as described below.

    CURRENT PLAN OF DISTRIBUTION UNDER RULE 12B-1


    Convertible Trust is authorized to bear the expenses associated with the distribution of its shares pursuant to the provisions of the Plan. The Plan was initially adopted by the Board on July 19, 1985, and was most recently amended by the Board on April 28, 1993. The Board voted on April 20, 1995 to continue the Plan until April 30, 1996. The Plan provides for payments by Convertible Trust to the Distributor at the annual rate of 1.0% of the lesser of (i) the average daily aggregate gross sales of Convertible Trust shares since its inception (not including reinvestment of dividends and capital gains distributions) less the average daily aggregate net asset value of the shares of Convertible Trust redeemed since its inception upon which a contingent deferred sales charge has been imposed or waived or (ii) Convertible Trust's average daily net assets. For the fiscal year ended September 30, 1995, Convertible Trust paid the Distributor $1,790,824 under the Plan, representing 1.0% of average net assets during such fiscal year. A portion of this 12b-1 fee not exceeding 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. guidelines.


    Paragraph 2 of the Plan sets forth the purposes for which payments may be made under the Plan. That paragraph provides that:


       "The amount set forth in paragraph 1 of this Plan shall be paid for services of the Distributor, [Dean Witter Reynolds Inc. ("DWR")], its affiliates and other broker-dealers it may select in connection with the distribution of the Fund's shares, including personal services to shareholders with respect to their holdings of Fund shares. . . ."



    In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing sales commissions, incentive compensation and expenses of DWR account executives and others who engage in or support distribution of Convertible Trust shares or who service shareholder accounts. Such compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.


    PROPOSED AMENDMENT

    In any given year, the Distributor may incur expenses in distributing shares of Convertible Trust and Global Convertible, respectively, which may be in excess of the total of payments pursuant to their respective 12b-1 plans and the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares. In connection with the Reorganization, the excess distribution expenses of Global Convertible will be combined with the excess distribution expenses of Convertible Trust and reflected in reports provided to Convertible Trust's Board in its annual review of management and distribution arrangements. As of June 30, 1995, Global Convertible's and Convertible Trust's respective excess distribution expenses amounted to $1,399,716 and $66,091,968, representing 7.42% and 36.82% of Global Convertible's and Convertible Trust's respective net assets. If the Reorganization had occurred on that date, the combined fund's total excess distribution expenses would have been $67,491,684 (or 34.0% of combined assets of $198,269,345). The Board is of the view that reports of excess distribution expenses will serve as a useful reminder of the Distributor's unreimbursed distribution expenses which the Board may accord such weight as it deems appropriate in making its annual determination as to whether to continue the Plan.


    Convertible Trust has been advised by counsel that the Plan, as currently in effect, authorizes the proposed treatment of excess distribution expenses. Nevertheless, shareholder approval of an amendment to the Plan (the "Amendment") is being solicited to authorize explicitly payments with respect to expenses associated with the distribution of shares of an acquired fund (including Global Convertible). Specifically, if the Amendment is approved, the following sentence will be added to paragraph 2 of Convertible Trust's Plan:



       "Payments may also be made with respect to distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of shares, of an investment company whose assets are acquired by [Convertible Trust] in a tax-free reorganization."

    THE BOARD'S CONSIDERATION


    Adoption of the Amendment will have no immediate implications for Convertible Trust. Payments under the Plan would continue to be made at the annual rates specified in the Plan. While the Distributor may hope to recover its excess distribution expenses over an extended period of time, Convertible Trust is not obligated to assure that such amounts are recouped by the Distributor. These excess distribution expenses do not currently appear as an expense or liability on the books of Global Convertible nor will they so appear on the books of Convertible Trust subsequent to the Reorganization until paid or accrued. They do not enter into the calculation of net asset value and do not enter into the formula for calculation of 12b-1 payments. Even in the event of termination or non-continuance of the Plan, Convertible Trust is not legally committed, and is not required to commit, to the payment of those expenses upon termination or non-continuance of the Plan. Nor has the Board made any determination as to whether it would be appropriate for Convertible Trust to pay amounts attributable to expenses associated with the distribution of Global Convertible's shares. Rather, the Board has taken the position that in the event Convertible Trust's 12b-1 Plan is terminated or not continued for any reason, the Board will determine at that time how such excess distribution expenses will be treated. The Amendment would simply make it clear that (i) excess distribution expenses associated with Global Convertible may appropriately be reflected in reports provided to the Board and (ii) Convertible Trust is authorized to pay the expenses of the Distributor incurred in distribution of shares of Global Convertible to the extent the Board determines it appropriate to do so.

    The Board, including a majority of the trustees who are not "interested persons" of Convertible Trust (the "Independent Trustees"), approved the Amendment at a meeting called for the purpose of voting on the Amendment.

    VOTE REQUIRED

    Approval of the Amendment requires the affirmative vote of a "majority of the outstanding voting securities" of Convertible Trust. Under the Investment Company Act of 1940, as amended, a "vote of the majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares of Convertible Trust present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of Convertible Trust's outstanding shares. If the Amendment is not approved by shareholders, the Plan will remain in effect.



    THE BOARD OF TRUSTEES OF CONVERTIBLE TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSED AMENDMENT OF CONVERTIBLE TRUST'S PLAN OF DISTRIBUTION UNDER RULE 12B-1 AS DESCRIBED ABOVE.


                                  ADJOURNMENTS

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of Convertible Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against that proposal.

                             SHAREHOLDER PROPOSALS

    Convertible Trust does not hold regular shareholder meetings. Proposals of shareholders intended to be presented at the next meeting of shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                            REPORTS TO SHAREHOLDERS


    CONVERTIBLE TRUST'S MOST RECENT ANNUAL REPORT, FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995, IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN PINTO AT DEAN WITTER TRUST COMPANY, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-6397) (TOLL-FREE).


                                 OTHER BUSINESS

    The Management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is intended that the persons named in the attached form of proxy, of their substitutes, will vote such proxy in accordance with their judgment on such matters.

                                          By Order of the Board of Trustees,

                                         SHELDON CURTIS,
                                         SECRETARY

                    DEAN WITTER CONVERTIBLE SECURITIES TRUST

      PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD DECEMBER 19, 1995

    The undersigned shareholder of Dean Witter Convertible Securities Trust ("Convertible Trust") does hereby appoint Sheldon Curtis, Edmund C. Puckhaber and Robert M. Scanlan, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Convertible Trust to be held on December 19, 1995, at the Conference Center, 44th Floor, Two World Trade Center, New York, New York at 9:00 A.M., New York time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.


    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR "FOR" IF NO CHOICE IS INDICATED.


    Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

Please mark boxes / / or /X/ in blue or black ink.


The Proposal:

        Approval of an amendment to the Plan of Distribution under Rule 12b-1 of Dean Witter Convertible Securities Trust, in connection with the acquisition of the assets of TCW/DW Global Convertible Trust ("Global Convertible"), to authorize explicitly payments of expenses associated with the distribution of shares of an acquired fund (including Global Convertible).

                  / /  FOR      / /  AGAINST      / /  ABSTAIN

                                                                         047



                                                Please  sign personally.  If the
                                                shares are  registered  in  more
                                                than  one name, each joint owner
                                                or each  fiduciary  should  sign
                                                personally.    Only   authorized
                                                officers   should    sign    for
                                                corporations.


                                                Dated __________________________

                                                ________________________________

                                                           Signature

                                                ________________________________

                                                           Signature